                            STOCK PURCHASE AGREEMENT
                            ------------------------

     This STOCK PURCHASE AGREEMENT (this "Agreement") is made effective as of November 1, 2001 by and between VULCAN VENTURES INCORPORATED, a corporation organized under the laws of the State of Washington ("Seller") and HIGH SPEED ACCESS CORP., a corporation organized under the laws of the State of Delaware ("Purchaser" or "HSA").

                                    RECITALS:

     WHEREAS, Seller is the beneficial and record holder of 20,222,139 shares (the "HSA Shares") of common stock, $.01 par value (the "Common Stock") of HSA, which represents all of the Common Stock owned by Seller;

     WHEREAS, Charter Communications Holding Company, LLC ("Charter") and HSA have entered into an Asset Purchase Agreement dated as of September 28, 2001 (as the same may be amended from time to time, the "Asset Purchase Agreement") that provides for the acquisition by Charter of certain of the assets of HSA used to provide broadband Internet access over cable and related services to residential and commercial customers of Charter and its affiliates; and

     WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, upon the closing of the transactions contemplated by the Asset Purchase Agreement, the HSA Shares on the terms and conditions contained herein; and

     WHEREAS, HSA and Seller wish to confirm and acknowledge that all discussions relating to HSA purchasing an equity interest in Digeo Broadband, Inc. ("Digeo") or performing services on behalf of Digeo have terminated without agreement and that HSA shall have no rights or obligations with respect thereto;

     NOW, THEREFORE, in reliance upon the representations and warranties made herein and in consideration of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE I
                               TRANSFER OF SHARES

     Section 1.01. Sale and Transfer of HSA Shares. At the Closing provided for
                   -------------------------------
in Section 2.01, Seller shall sell the HSA Shares to Purchaser and Purchaser shall purchase the HSA Shares from Seller.

     Section 1.02. Consideration. The consideration for the purchase and sale of
                   -------------
the HSA Shares described in Section 1.01 above is Four Million Four Hundred Forty Eight Thousand Eight Hundred Seventy United States Dollars
($4,448,870.00).

                                   ARTICLE II
                                     CLOSING

     Section 2.01. Section 2.01 Closing. The closing of the purchase of the HSA
                                -------
Shares (the "Closing") shall occur at the offices of Paul, Hastings, Janofsky & Walker LLP, at 10:00 a.m. (New York City local time) concurrently with the closing under the Asset Purchase Agreement (the "Closing Date") or at such other place, time and date as may be agreed upon by Purchaser and Seller.

     Section 2.02. Section 2.02 Deliveries. At the Closing, (a) Seller shall
                                ----------
deliver to Purchaser certificates representing the HSA Shares together with duly executed stock powers, or shall otherwise arrange for a DTC transfer of the HSA shares to Purchaser, and (b) Purchaser shall deliver to Seller the amount of Four Million Four Hundred Forty Eight Thousand Eight Hundred Seventy United States Dollars ($4,448,870.00) in immediately available funds by wire transfer to Seller's bank account to be identified in writing by Seller to Purchaser at least two business days prior to the Closing.

                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

  Seller represents and warrants to Purchaser that:

     Section 3.01. Authority. Seller has full corporate power and authority to
                   ---------
enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement has been duly authorized by all requisite corporate action and is a valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws or judicial principals affecting creditors' rights generally or by general equitable principles.

     Section 3.02. Organization. Seller is a corporation duly incorporated,
                   ------------
validly existing and in good standing under the laws of the State of Washington.

     Section 3.03. Ownership of HSA Shares. Seller is the lawful record and
                   -----------------------
beneficial owner of the HSA Shares. The Seller owns the HSA Shares free and clear of all pledges, liens, charges, encumbrances, security interests and options (collectively, the "Encumbrances"), except for restrictions on transfer under federal and state securities laws. Upon the delivery of the HSA Shares, together with duly executed stock powers, Purchaser will acquire all of Seller's right, title and interest in and to such HSA Shares, free and clear of all Encumbrances except for restrictions on transfer under federal and state securities laws and any Encumbrances arising through Purchaser. The HSA Shares represent, as of the date hereof, all of the Common Stock owned by the Seller.

     Section 3.04. No Violation. Seller is not subject to or bound by any
                   ------------
provision of any law, statute, rule, regulation, judgment, agreement, license or other instrument that would prevent it from consummating the transactions contemplated by this Agreement.

     Section 3.05. Access to Information. Seller has been provided with all of
                   ---------------------
the information it deems relevant in evaluating the merits and risks of the transactions contemplated hereby and does not require any additional information regarding Purchaser in connection with the transactions provided for herein and Seller has been granted the opportunity to ask all questions of, and received satisfactory answers from, management of Purchaser.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

  Purchaser represents and warrants to Seller that:

     Section 4.01. Authority. Purchaser has the full corporate power and
                   ---------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Purchaser of this Agreement has been duly authorized by all requisite corporate action and is a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws or judicial principals affecting creditors rights generally or by general equitable principles.

     Section 4.02. Organization. Purchaser is a corporation duly incorporated,
                   ------------
validly existing and in good standing under the laws of the State of Delaware.

     Section 4.03. No Violation. Purchaser is not subject to or bound by any
                   ------------
provision of any law, statute, rule, regulation, judgment, agreement, license or other instrument which would prevent it from consummating the transactions contemplated by this Agreement.

                                   ARTICLE V
                            MUTUAL RELEASE AND WAIVER

     In consideration of the agreements contained herein : (a) Purchaser and Seller agree that the discussions between them respecting the possible investment by Purchaser in Digeo and its possible performance of services on behalf of Digeo have terminated without agreement and that, assuming consummation of the Asset Purchase Agreement, Purchaser will lack the resources to perform such services; (b) effective concurrently with the execution of this Agreement each of Seller and Purchaser hereby waives any and all claims and releases the other and their respective officers, directors, employees, attorneys, agents, affiliates (including without limitation as to Seller, Charter and Digeo and their respective officers, directors, employees, attorneys, agents, affiliates, successors, assigns, heirs and representatives) successors, assigns, heirs and representatives from any and all demands, debts, issues, causes of action and liabilities, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, then existing or thereafter arising, that are based in whole or part on any act, omission or other fact or circumstances relating to Purchaser's right (if any) to acquire an equity interest in Digeo and its obligation to pay approximately Two Million Five Hundred Thousand Dollars ($2,500,000), or Purchaser's right or obligation to perform services on behalf of Digeo, including, without limiting the generality of the foregoing, those arising in connection with any written or oral communications between Seller and Purchaser, or between any of Seller or Purchaser and any other person or entity, or the actions of Seller, or Purchaser, as the case may be, or their officers, directors, shareholders, employees, attorneys, agents, affiliates (including without limitation as to Seller, Charter and Digeo and their respective officers, directors, employees, attorneys, agents, affiliates, successors, assigns, heirs and representatives) successors, assigns, heirs and representatives in connection with any of the foregoing (collectively, the "Released Matters"); provided, however, that nothing contained in the foregoing
 ----------------    --------  -------
release and waiver shall be applicable to the parties' respective rights and obligations with respect to any act, omission or other occurrence not relating to the Released Matters and (c) Seller and Purchaser acknowledge and agree that, effective concurrently with the execution of this Agreement, Purchaser shall have no right or obligation to acquire any equity interest in Digeo or to perform any services on behalf of Digeo (the "Waived Matters") and none of Seller, Digeo or Charter or their respective officers, directors, shareholders, employees, attorneys, agents, affiliates, successors, assigns, heirs, or representatives shall have any obligation to HSA as a result of such Waived Matters; in each case without further action on the part of Seller and/or Purchaser.

                                   ARTICLE VI
                         CLOSING CONDITIONS OF PURCHASER

     Purchaser shall not be required to consummate the purchase of the HSA Shares contemplated by this Agreement unless the following conditions shall be fulfilled:

     Section 6.01. Representations and Warranties. Except as otherwise
                   ------------------------------
contemplated or permitted by this Agreement, the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on the date hereof and as of the Closing Date.

     Section 6.02. Asset Purchase Consummated. The transactions contemplated by
                   --------------------------
the Asset Purchase Agreement shall have been consummated.

                                  ARTICLE VII
                          CLOSING CONDITIONS OF SELLER

     Seller shall not be required to consummate the sale of the HSA Shares contemplated by this Agreement unless the following conditions shall be fulfilled:

     Section 7.01. Representations and Warranties. Except as otherwise
                   ------------------------------
contemplated or permitted by this Agreement, (a) the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date.

     Section 7.02. Asset Purchase Consummated. The transactions contemplated by
                   --------------------------
the Asset Purchase Agreement shall have been consummated.

     Section 7.03. Closing. The Closing of the transactions contemplated hereby
                   -------
shall have been completed on or before March 31, 2002.


                                  ARTICLE VIII
              SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 8.01. Representations, Warranties and Covenants. The
                   -----------------------------------------
representations, warranties, covenants, indemnities and releases contained in this Agreement shall survive the Closing Date without limitation.

                                   ARTICLE IX
                                  MISCELLANEOUS

     Section 9.01. Notices. All notices, requests, consents and other
                   -------
communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, return receipt requested, or nationally recognized overnight express courier postage prepaid, or by facsimile transmission and shall be deemed given when received (or upon facsimile confirmation) and shall be delivered as follows:

                    if to Seller, to:   Vulcan Ventures Incorporated
                                        505 Fifth Avenue South, Suite 900
                                        Seattle, WA 98104
                                        Attention: William D. Savoy
                                        Facsimile: (206) 342-3000

                      with copies to:   Irell & Manella LLP
                                        1800 Avenue of the Stars, Suite 900
                                        Los Angeles, CA 90067
                                        Attention: Alvin G. Segel, Esq.
                                        Facsimile: (310) 203-7199

                                        Vulcan Ventures Incorporated
                                        505 Fifth Avenue South, Suite 900
                                        Seattle, WA 98104
                                        Attention: Michael Rodden
                                        Facsimile: (206) 342-3000
                 if to Purchaser, to:   High Speed Access Corp.
                                        10901 West Toller Drive
                                        Littleton, CO  80127
                                        Attention: Daniel J. O'Brien
                                        Facsimile: (720) 922-2805

                      with a copy to:   Weil Gotshal & Manges LLP
                                        767 Fifth Avenue
                                        New York, NY 10153
                                        Attention: Howard Chatzinoff, Esq.
                                        Facsimile: (212) 310-8007

     Section 9.02. Assignability and Enforceability. This Agreement shall be
                   --------------------------------
binding on and enforceable by the parties and their respective successors and permitted assigns. No party may assign any of its rights, benefits or obligations under this Agreement to any person or entity without the prior written consent of the other party.

     Section 9.03. Amendments and Waivers. No amendment or waiver of any
                   ----------------------
provision of this Agreement shall be binding on any party unless consented to in writing by such party. No waiver of any provision of this Agreement shall be construed as a waiver of any other provision nor shall any waiver constitute a continuing waiver unless otherwise expressly provided. No provision of this Agreement shall be deemed waived by a course of conduct including the act of Closing unless such waiver is in writing signed by all parties and stating specifically that it was intended to modify this Agreement.

     Section 9.04. Entire Agreement. This Agreement constitutes the entire
                   ----------------
agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

     Section 9.05. Headings. The headings of the various sections of this
                   --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 9.06. Severability. If any provision of this Agreement is held to
                   ------------
be illegal, invalid or unenforceable, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, the remaining provisions of this Agreement shall remain in full force and effect, and, in place of such illegal, invalid or unenforceable provision, there shall be automatically added as a part of this Agreement a provision as similar to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 9.07. Governing Law. This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of the State of Delaware without regard to the choice of law provisions thereof.

     Section 9.08. Counterparts. This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     Section 9.09. Effect of Release and Waiver. Purchaser's failure to purchase
                   ----------------------------
the HSA Shares for any reason whatsoever (including termination of this Agreement) shall not affect the Mutual Release and Waiver contained in Article V hereof which is effective concurrently with the execution of this Agreement and independent of whether the purchase of the HSA Shares is consummated.

     Section 9.10. Termination. The right and obligation of the parties hereto
                   -----------
to purchase and sell the HSA Shares, respectively, shall automatically terminate if the Asset Purchase Agreement is terminated. Any such termination shall not affect the Mutual Release and Waiver contained in Article V hereof which is effective concurrently with the execution of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                            VULCAN VENTURES INCORPORATED


                                            By: /s/ William D. Savoy
                                                -------------------------
                                            Name:    William D. Savoy
                                            Title: Vice President


                                            HIGH SPEED ACCESS CORP.


                                            By: /s/ Daniel J. O'Brien
                                                --------------------------
                                            Name: Daniel J. O'Brien
                                            Title: President and CEO